Regulatory Capital - Additional Information (Detail) - Basel III [member]	Apr. 30, 2019	Apr. 30, 2018	Jan. 01, 2016
Disclosure of regulatory capital [line items]
Common equity capital surcharge	1.00%	1.00%	1.00%
Target common equity tier 1 capital ratio	8.00%	8.00%	8.00%
Target tier 1 capital ratio	9.50%	9.50%	9.50%
Target total capital ratio	11.50%	11.50%	11.50%
Domestic Stability Buffer	1.75%
Target Common Equity tier 1 Capital Ratio including Domestic Stability Buffer	9.75%